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                                                                  EXHIBIT 10.239

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                                 LEASE ADDENDUM
                                     NO. 2
                                       TO
                             OFFICE BUILDING LEASE

This lease addendum constitutes an addendum to that certain office Building Lease (the "Agreement") dated April 10, 2000, including all exhibits and prior addenda between Dixie Sun Ventures, LLC, a Utah Limited Liability Company, as "Lessor", and Meadow Valley Contractors, Inc., a Nevada Corporation, as "Lessee", for the property designated as Building 2, located at 2250 West Center Street Springville Utah 84663.

The following terms are hereby incorporated as part of the Agreement, and to the extent that they modify or conflict with any provisions of the same, these terms shall control. All other terms and conditions shall remain the same.

52.  EXERCISE OPTION TO EXTEND
     As referenced in Section 41. of the Agreement, Lessee and Lessor have hereby negotiated to extend the term of the lease period by an additional five
(5) years. This lease extension is subject to the following modifications.

53.  FLOOR PLAN CHANGE
     In reference to Section 15.(a) of the Agreement, the new floor plan attached hereto as Exhibit "D" shall henceforth supersede and take the place of the floor plan referenced as Exhibit "B" attached to the original Agreement.

54.  SPACE REDUCTION & AMENDED ADDRESS
     In reference to Section 2. of the Agreement the "Premises" shall decrease in size to approximately 2000 square feet, which shall be exclusively located on the second floor. The address shall be amended to 2250 West Center Street, Bldg. 2, Suite B Springville, Utah 84663.

55.  UTILITIES & SHARED FACILITIES
     In reference to Section 18. of the Agreement, utilities shall be prorated according to square footage between the Lessee and the first floor tenant. As the first floor entry and rest-rooms shall be shared by Lessee and the first floor tenant, they shall be considered "shared facilities" and maintained by both Lessee and the first floor tenant. Lessee shall maintain the shared facilities when the first floor is not occupied.

56.  PREMISES IMPROVEMENTS
     In reference to Section 15.(a) of the Agreement, the Premises shall be improved by Lessor in accordance with the floor plan attached hereto as Exhibit "D". Said improvements are estimated to be completed on or before June 1, 2003.

57.  AMENDED RENT SCHEDULE
     In reference to Section 5.(b) of the Agreement, the monthly rent shall be amended to reflect the reduced square footage and improvements. The amended rent schedule listed below shall supersede and amend the previous rent schedule referenced in Section 5.(b) of the Agreement.
     YEAR #4        $1,950.00 (commencing May 1, 2003)
     YEAR #5        $2,047.00
     YEAR #6        $2,150.00
     YEAR #7        $2,257.00
     YEAR #8        $2,370.00 (ending April 30, 2008)

58.  SECOND OPTION TO EXTEND
     Provided the Lessee is not in default in any of the terms and conditions of the Agreement and/or it's Addenda, Lessor shall grant Lessee a "Second Option To Extend" the lease term for a period of five (5) years beyond the first extension period which ends April 30, 2008, provided Lessee notifies Lessor in writing of it's intent to exercise the second option on or before March 1, 2008. The second extension period rental rate and annual cost of living adjustment shall continue as set forth in Section 57. above and Section
6. of the Agreement.

59.  LEASE ADDENDUM NO. 2 ACCEPTANCE
     In accordance with Section 44. of the Agreement this Lease Addendum No. 2 is signed and accepted by both Lessee and Lessor on this 9th day April, 2003.

LESSOR:                                      LESSEE:
Dixie Sun Ventures, LLC                      Meadow Valley Contractors, Inc.


     /s/ Bradley W. Wilkinson                    /s/ Alan Terril
By: _____________________________            By: _______________________________
    Bradley W. Wilkinson, Manager                Alan Terril, Vice President

         /s/ Bailey Butters                           /s/ Brandon Hartman
WITNESS:_________________________            WITNESS:___________________________


Print:  Bailey Butters                       Print:   Brandon Hartman


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